THE HENNESSY FUNDS, INC.

Hennessy Balanced Fund

Hennessy Total Return Fund

Supplement to the Prospectus
dated October 28, 2004

The expense example below replaces the expense example on page 4 of the Prospectus:

EXAMPLE

This Example is intended to help you compare the cost of investing in the Hennessy Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Hennessy Balanced Fund	$144	$446	$771	$1,691
Hennessy Total Return Fund	$169	$523	$902	$1,965

Please retain this Supplement with your Prospectus for future reference.

The date of this Supplement is December 22, 2004.